Preferred Stock	12 Months Ended
May 31, 2017
Stockholder's Equity [Abstract]
PREFERRED STOCK

NOTE 8 – PREFERRED STOCK

On January 23, 2017, the Board of Directors designated a series of preferred stock titled Series B Preferred Stock consisting of 50,000,000 shares with a $0.0001 par value. Each share of Series B preferred stock has voting rights of 10 votes per share, and will vote alongside the common stock, not as a separate class. Each share of preferred stock can be converted into three shares of common stock at any time after a one year anniversary. Holders are entitled to dividends, if declared, equivalent to if they had converted to common stock. The Series B preferred stock have no liquidation rights.

On January 24, 2017, the Company allowed Taiwo Aimasiko, its CEO to retire 150,000,000 shares of common stock in exchange for 50,000,000 Series B preferred shares.